SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Delaware Group® Income Funds
Delaware Pooled® Trust
Voyageur Mutual Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY MATERIALS
DELAWARE FUNDSSM BY MACQUARIE
Delaware Extended Duration Bond Fund, a series of Delaware Group® Income Funds

Macquarie Large Cap Value Portfolio, a series of Macquarie Institutional Portfolios, registered as Delaware Pooled® Trust

Delaware Tax-Free New York Fund, a series of Voyageur Mutual Funds

Dear Shareholder:
I am writing to let you know that a joint special meeting (the "Meeting") of shareholders of the Delaware Funds by Macquarie funds listed above (each, a "Fund" and collectively, the "Funds") will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 7, 2018, at 3:00 p.m., Eastern time.  The purpose of the Meeting is to vote on several important proposals that affect each Fund and your investment in one or more of them.   As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s).  This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.
Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.
The proposals have been carefully reviewed by the Boards of Trustees of the Funds.  The Trustees, all but one of whom is not an "interested person" of Delaware Funds, believe these proposals are in the best interests of shareholders.

 The Trustees recommend that you vote FOR each proposal.

The enclosed overview is provided to assist you in understanding the proposals.  Each of the proposals is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.
If you have any questions before you vote, please call Computershare Fund Services ("Computershare"), the Funds' proxy solicitor, at [PROXY SOLICITOR PHONE NUMBER].  Computershare will help you get your vote in quickly.  You may also receive a telephone call from Computershare reminding you to vote your shares.  Thank you for your participation in this important initiative.

Sincerely,

Shawn K. Lytle
 President, Chief Executive Officer, and Trustee
[PROXY DATE]

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
 To be held on March 7, 2018

To the Shareholders of:
Delaware Extended Duration Bond Fund, a series of Delaware Group® Income Funds

Macquarie Large Cap Value Portfolio, a series of Macquarie Institutional Portfolios, registered as Delaware Pooled® Trust

Delaware Tax-Free New York Fund, a series of Voyageur Mutual Funds
NOTICE IS HEREBY GIVEN that a joint special meeting (the "Meeting") of shareholders of the specific series (each, a "Fund" and collectively, the "Funds") within the open-end registered investment companies listed above (each, a "Trust" and collectively, the "Trusts") will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 7, 2018 at 3:00 p.m., Eastern time. The Meeting is being called to vote on the following proposals:
 1. To approve the implementation of an updated "manager of managers" order for each of the Funds.
 2. To approve sub-advisory agreements between the Delaware Management Company and each of Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited for the Delaware Extended Duration Bond Fund, a series of Delaware Group® Income Funds.
3. To revise the fundamental investment restriction relating to lending for the Macquarie Large Cap Value Portfolio, a series of Delaware Pooled® Trust, and the Delaware Tax-Free New York Fund, a series of Voyageur Mutual Funds.
Shareholders of record of the Funds as of the close of business on December 15, 2017 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet.  Your vote is important.
By order of the Boards of Trustees,

Shawn K. Lytle
President, Chief Executive Officer, and Trustee
[PROXY DATE]
To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed within the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.
SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE FUND WILL RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT [PAGE #S TO BE UPDATED]
BRIEF OVERVIEW	4
PROPOSAL 1: UPDATED MANAGER OF MANAGERS RELIEF	7
INTRODUCTION TO PROPOSAL 1	7
QUORUM AND REQUIRED VOTE	8
PROPOSAL 2: TO APPROVE SUB-ADVISORY AGREEMENTS (DELAWARE EXTENDED DURATION BOND FUND ONLY)	10
INTRODUCTION TO PROPOSAL 2	10
QUORUM AND REQUIRED VOTE	13
PROPOSAL 3: AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO LENDING (MACQUARIE LARGE CAP VALUE PORTFOLIO AND DELAWARE TAX-FREE NEW YORK FUND ONLY)	14
INTRODUCTION TO PROPOSAL 3	14
QUORUM AND REQUIRED VOTE	15

VOTING INFORMATION	17
HOW WILL SHAREHOLDER VOTING BE HANDLED?	17
HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?	17
MAY I REVOKE MY PROXY?	17
WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?	18
WHO IS ENTITLED TO VOTE?	18
WHAT IS THE QUORUM REQUIREMENT?	18
WHO WILL PAY THE EXPENSES OF THE MEETING?	18
WHAT OTHER SOLICITATIONS WILL BE MADE?	18
WHY DID MY HOUSEHOLD RECEIVE ONLY ONE COPY OF THIS PROXY STATEMENT?	19
HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR INCLUSION IN A TRUST'S PROXY STATEMENT FOR A FUTURE SHAREHOLDER MEETING?	19
HOW MAY I COMMUNICATE WITH THE BOARDS?	20
MORE INFORMATION ABOUT THE FUNDS	20
PRINCIPAL HOLDERS OF SHARES	21
APPENDICES TO PROXY STATEMENT	21
APPENDIX A – FORM OF SUB-ADVISORY AGREEMENT BETWEEN DMC AND MIMEL	23
APPENDIX B – FORM OF SUB-ADVISORY AGREEMENT BETWEEN DMC AND MIMGL	24
APPENDIX C – NUMBER OF SHARES OF EACH FUND OUTSTANDING	25
APPENDIX D — 1% SHARE OWNERSHIP	26
APPENDIX E — 5% SHARE OWNERSHIP	27
[FORM OF PROXY CARD]	28

i

DELAWARE FUNDSSM BY MACQUARIE
JOINT PROXY STATEMENT
Dated [PROXY DATE]

Delaware Extended Duration Bond Fund, a series of Delaware Group® Income Funds

 Macquarie Large Cap Value Portfolio,
a series of Macquarie Institutional Portfolios, registered as Delaware Pooled® Trust

Delaware Tax-Free New York Fund, a series of Voyageur Mutual Funds

This joint proxy statement (the "Proxy Statement") solicits proxies to be voted at a joint special meeting of shareholders (the "Meeting") of the specific series (each, a "Fund" and collectively, the "Funds") within the registered open-end management investment companies listed above (each, a "Trust" and collectively, the "Trusts"), each of which is issuing proxy solicitation materials.  The Meeting was called by the Boards of Trustees of the Trusts (each, a "Board" and collectively, the "Boards") to vote on the following proposals (the "Proposals"), each of which is described more fully below:
Proposal	Who votes on the Proposal?
1. To approve the implementation of an updated "manager of managers" order.	Shareholders of each Fund, voting separately from shareholders of each other Fund.
2. To approve sub-advisory agreements.	Shareholders of the Delaware Extended Duration Bond Fund, a series of Delaware Group® Income Funds.
3. To revise the fundamental investment restriction relating to lending.
Shareholders of the Macquarie Large Cap Value Portfolio, a series of Delaware Pooled® Trust, and the Delaware Tax-Free New York Fund, a series of Voyageur Mutual Funds, voting separately from shareholders of the other Fund.

The principal offices of the Trusts are located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  You can reach the offices of the Trusts by telephone by calling 800 523-1918.  Each Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 7, 2018 at 3:00 p.m., Eastern time.  Only Fund shareholders will be admitted to the Meeting.  The Boards, on behalf of each Fund, are soliciting these proxies.  This Proxy Statement is first being sent to shareholders on or about January __, 2018.

This Proxy Statement gives you information about the Trustees, the Proposals, and other matters that you should know before voting.  The Board of each Trust has determined that the joint use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of all of the Funds.
Each Fund's annual report to shareholders is sent to shareholders of record following the Fund's fiscal year end.  Each Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request.  Such requests should be directed to a Fund by calling 800 523-1918 or by writing to the Fund at Attention: Shareholder Services, P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service.  Each Fund's most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge through the Funds' Web site at delawarefunds.com.
Two or more shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Fund has received instructions to the contrary.  Each Fund will promptly send a separate copy of such documents to any shareholder upon request.  To request a separate copy of an annual report or the Proxy Statement, shareholders should contact their Fund at the address and phone number set forth above.

BRIEF OVERVIEW
Important information to help you understand the Proposals.
Below is a brief overview of the Proposals to be voted upon.  The Proposals are described in greater detail in the enclosed proxy statement.  Your vote is important, no matter how large or small your holdings may be.
What Proposals am I being asked to vote on?
You are being asked to vote on the following Proposals:
1. To approve the implementation of an updated "manager of managers" order (for Delaware Extended Duration Bond Fund, Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund).
2. To approve sub-advisory agreements (for Delaware Extended Duration Bond Fund shareholders only).
3. To revise the fundamental investment restriction relating to lending (for the Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund shareholders only).
Has the Board approved the Proposals?
Yes.  The Board of Trustees of each Trust has unanimously approved the Proposals, and recommends that you vote to approve those that apply to your Fund.
Proposal 1: To approve the implementation of an updated "manager of managers" order.
What is Proposal 1?
Proposal 1 relates to a type of exemptive relief granted by the U.S. Securities and Exchange Commission, known as a "manager of managers" order that allows funds to hire sub-advisors and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment advisor has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds' sub-advisors and recommending to the board of trustees their hiring, termination, or replacement.
The Funds have been previously granted a manager of managers order that allows them to hire unaffiliated sub-advisors and to make material amendments to the related sub-advisory contracts; subsequently, the Funds were subsequently granted an updated order permitting them to hire both affiliated and unaffiliated sub-advisors, and to make material amendments to the related sub-advisory contracts, without shareholder approval.  This updated order was approved by shareholders of the other funds in the Delaware FundsSM by Macquarie complex in 2015.   It is proposed that shareholders approve the updated order so that the Funds may have the same capabilities as other funds within the complex, and be able to hire both affiliated and unaffiliated sub-advisors and to make material amendments to the related sub-advisory contracts.
Why should shareholders approve this Proposal?
Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required in order to hire a new sub-advisor that is affiliated with the Funds' investment advisor or to change certain material terms of a related sub-advisory agreement.  If the Funds could rely on the updated manager of managers order that included affiliated sub-advisors, it would permit the Funds' investment advisor to recommend and hire a broader universe of sub-advisors in a cost-effective and timely manner, which the Board believes would benefit the Funds and their shareholders, and avoid costs relating to the appointment of affiliated sub-advisors, such as proposed in Proposal 2.   Moreover, approval of this proposal would permit consistent administration of the Delaware Funds by Macquarie and enable Delaware Management Company ("DMC" or the "Manager"), to leverage resources within   Macquarie Investment Management to support its management of the Funds.
Proposal 2: To approve new sub-advisor agreements.
What is Proposal 2?
Proposal 2 is only for shareholders of Delaware Extended Duration Bond Fund. For the Delaware Extended Duration Bond Fund, the Fund's investment advisor, DMC, seeks to collaborate with Macquarie Investment Management Europe Limited ("MIMEL") and Macquarie Investment Management Global Limited ("MIMGL") on its management of the Fund, and requires shareholder approval to do so. Under the proposed arrangement, MIMEL and MIMGL will provide investment advice and recommendations, including with respect to specific securities, for consideration and evaluation by the Fund's portfolio managers.  DMC will continue to serve as the Fund's investment adviser, and DMC's current portfolio managers would continue to have ultimate portfolio management discretion over the Fund. The Fund's investment process will not change, and the Manager is not proposing any changes to the Fund's fees, investment objectives, policies or limitations in connection with this proposal.
Why should shareholders approve this Proposal?
The addition of MIMEL and MIMGL as sub-advisers for the Delaware Extended  Duration Bond Fund will enable DMC to utilize the investment expertise and experience of its affiliates located in London and Sydney to provide more comprehensive investment resources to support the Fund's investment process. The additional advisory services provided by MIMEL and MIMGL will enhance DMC's investment process and provide additional resources not currently accessed by the Fund, which the Board believes would benefit the Fund and its shareholders.

Proposal 3: To revise the fundamental investment restriction relating to lending.
What is Proposal 3?
Proposal 3 is only for shareholders of Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund. These Funds have a fundamental investment restriction related to making loans which is more limited in scope than what is required by federal securities laws.  As a result, the restriction prohibits certain lending activities that are otherwise permissible for the Funds, including interfund borrowing and lending. Proposal 3 provides for the revision of the restriction related to loans to expand the scope of lending activities in which the Funds could engage.  This revised investment restriction was approved by shareholders of the other funds in the Delaware FundsSM by Macquarie complex in 2015.   It is proposed that shareholders approve the updated order so that the Funds may have the same capabilities as other funds within the complex.
Why should shareholders approve this Proposal?
The proposed changes to the Macquarie Large Cap Value Portfolio's and Delaware Tax-Free New York Fund's fundamental investment restriction related to loans would enable the Funds to accommodate industry and market developments and provide them with additional liquidity resources.

PROPOSAL 1: UPDATED MANAGER OF MANAGERS RELIEF
(DELAWARE EXTENDED DURATION BOND FUND, MACQUARIE
LARGE CAP VALUE PORTFOLIO AND DELAWARE TAX-FREE
NEW YORK FUND)

Introduction to Proposal 1
 Proposal 1 applies to all three Funds and relates to a type of exemptive relief granted by the U.S. Securities and Exchange Commission ("SEC"), known as a "manager of managers" order, which allows funds to hire sub-advisors and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment advisor has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds' sub-advisors and recommending to the board of trustees their hiring, termination, or replacement. Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required to hire a new sub-advisor or to change certain material terms of an existing sub-advisory agreement.

The exemptive relief provided by a manager of managers order enables funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. In addition, should a fund have a poorly performing sub-advisor or one whose management team has left or is going through a change of control, the investment advisor and board of trustees have the ability to replace the sub-advisor quickly under the terms of the manager of managers order, helping to mitigate any detrimental impact to the fund.

Under the terms of manager of managers orders, the investment advisor may hire a sub-advisor subject to board approval, without a shareholder vote.   The order requires that whenever a sub-adviser change or a material change to a sub-advisory agreement is proposed for a fund with an affiliated sub-adviser, the Board, including a majority of the independent trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its shareholders, and does not involve a conflict of interest from which DMC or the affiliated sub-adviser derives an inappropriate advantage. By means of an information statement, shareholders are fully informed of any sub-advisor changes and can make an informed decision about the merits of such sub-advisor when determining whether to continue investing in a fund.

In 2005, Delaware Funds by Macquarie conducted a complex-wide shareholder meeting at which shareholders for the Funds approved the use of a manager of managers order and the related multi-manager structure. This multi-manager structure approval related to the hiring of both unaffiliated and affiliated sub-advisors.

In 2006, the SEC granted the Funds a manager of managers order (the "Current MOM Order") that permits DMC, with the approval of the Board, to appoint and replace unaffiliated sub-advisors for the Funds, enter into sub-advisory agreements with such entities, and materially amend and terminate such sub-advisory agreements on behalf of the Funds. The Current MOM Order does not apply to sub-advisors that are affiliated with DMC.

In 2015, Delaware Funds by Macquarie conducted a complex-wide shareholder meeting at which shareholders for all the funds except Delaware Extended Duration Bond Fund, Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund (collectively, the "Funds") approved the use of an updated manager of managers order (the "Updated MOM Order") permitting the hiring of both unaffiliated and affiliated sub-advisors.

In 2016, the SEC granted DMC and Delaware Funds by Macquarie a manager of managers order that permits DMC, with the approval of the Board, to appoint and replace affiliated and unaffiliated sub-advisors for the funds, enter into sub-advisory agreements with such entities, and materially amend and terminate such sub-advisory agreements on behalf of the funds.  A condition of the updated MOM Order is that shareholders approve a fund's ability to operate under it.  The Funds are the only funds within the Delaware Funds by Macquarie complex that do not have the ability to rely on the Updated MOM Order.

It is proposed that shareholders approve the updated order so that the Funds may have the same capabilities as other funds within the complex, and be able to hire both affiliated and unaffiliated sub-advisors and to make material amendments to the related sub-advisory contracts.
In recent years, the SEC has granted other fund complexes manager of managers orders which allow an advisor to appoint and replace both unaffiliated sub-advisors and wholly owned subsidiaries of the advisor or its parent company without seeking shareholder approval. The conditions of these recent exemptive orders, including the Updated MOM Order, are materially the same as the Funds' Current MOM Order.

Macquarie Group Limited's acquisition of Macquarie Investment Management's predecessor firm, Delaware Investments, in 2010 expanded the number of DMC affiliates that are investment managers which may be able to provide services to the Funds. The ability to hire these affiliated sub-advisors without the need for shareholder approval would benefit the Funds by providing them with efficient and timely access to asset managers from within the broader Macquarie organization, which can provide local market insight and real time coverage from their locations around the world. As reflected in Proposal 2, Delaware Management Company ("DMC" or the "Manager") is seeking to utilize affiliated sub-advisers to support its investment strategy for the Delaware Extended Duration Bond Fund.   In the future, there may be other opportunities for a Fund to hire a sub-advisor that is an affiliate of DMC. Approving the Updated MOM Order that extends to affiliated sub-advisors would permit DMC to recommend and hire a broader universe of sub-advisors in a cost-effective and timely manner, which the Board believes would benefit the Funds and their shareholders.
Quorum and Required Vote

A "Quorum" is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.
Provided that Quorum requirements have been satisfied for a Trust, to become effective with respect to a particular Fund in that Trust, Proposal 1 must be approved by a 1940 Act Majority (defined below) vote of the outstanding voting securities for each Fund.  The approval of Proposal 1 by one Fund is not contingent on the approval of Proposal 1 by any other Fund.
A "1940 Act Majority" of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.
FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
 EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

PROPOSAL 2: TO APPROVE SUB-ADVISORY AGREEMENTS
(DELAWARE EXTENDED DURATION BOND FUND ONLY)
Introduction to Proposal 2
Proposal 2 relates solely to shareholders of Delaware Extended Duration Bond Fund. For the Delaware Extended Duration Bond Fund, the Fund's investment advisor, Delaware Management Company ("DMC" or the "Manager"), seeks to collaborate with its affiliates, Macquarie Investment Management Europe Limited ("MIMEL") and Macquarie Investment Management Global Limited ("MIMGL"), each, a registered investment adviser with the Securities and Exchange Commission, on its management of the Fund by seeking investment recommendations, discussing strategy and obtaining investment ideas on a regular basis.  As noted above, under the proposal, DMC will continue to serve as the Fund's investment adviser, and DMC's current portfolio managers would continue to have ultimate portfolio management discretion over the Funds. MIMEL, DMC's U.K. domiciled affiliate, and MIMGL, DMC's Australian domiciled affiliate, will provide investment advice and recommendations, including with respect to specific securities, for consideration and evaluation by DMC's portfolio managers. The Fund's investment objectives, policies and limitations will not change in connection with this proposal. DMC will retain portfolio management responsibilities for the Fund consistent with current practice and its current investment process will not change.
Factors relating to the Board's approval of MIMEL and MIMGL to serve as sub-advisors to the Fund
Following is a discussion of the factors considered by the Board in approving the sub-advisory contracts between DMC, MIMEL and MIMGL.  In evaluating the proposed sub-advisory agreements, the Board, including a majority of the independent trustees, made a separate finding, reflected in the Board minutes, that the sub-advisory agreements are in the best interests of the Fund and its shareholders, and do not involve a conflict of interest from which any of DMC, MIMEL or MIMGL derives an inappropriate advantage.
Nature, extent and quality of services to be provided under the proposed Sub-Advisory Agreements
Macquarie Group has investment capabilities located around the world in multiple jurisdictions.   DMC's fixed income team has been collaborating with MIMEL and MIMGL for the past seven years, sharing high level investment insights on a regular basis with MIMEL and MIMGL personnel.  DMC, MIMEL and MIMGL desire to function as a single fixed income investment team and expand the scope of their collaboration to enable personnel located in the different locations to share specific investment recommendations and client information. Accordingly, DMC seeks to appoint MIMEL and MIMGL as sub-advisers to the Fund.  Appointing MIMEL and MIMGL as sub-advisers to the Fund will enable DMC to share Fund-specific information with MIMEL and MIMGL and to receive their specific research recommendations in order to enhance the investment advisory services DMC provides to the Fund.  Moreover, the appointment of MIMEL and MIMGL facilitates real-time access to local markets across the three major time zones (Asia, Europe, Americas) as well as collaboration on all major fixed income asset classes currently managed in all three locations.  The Board believes that this global coverage will be beneficial for the Fund, as it translates into potentially more resources and diversity of viewpoints that could assist in the management of the Fund.
About MIMEL and MIMGL
Like DMC, both MIMEL and MIMGL are investment advisory entities within Macquarie Investment Management ("MIM"), which is a division of Macquarie Asset Management ("MAM").  MAM is Macquarie Group's funds management business.  MAM is a full-service asset manager, offering a diverse range of capabilities and products including infrastructure and real asset management, securities investment management and structured access to funds, equity-based products and alternative assets.

MIM is a division of MAM and offers securities investment management capabilities across a number of asset classes including fixed interest, currencies, equities, infrastructure securities, private markets, hedge funds and multi-asset allocation solutions.  MIM delivers a full-service offering to both institutional and retail clients in Australia and the U.S. with selective offerings in other regions.

1.	MIMEL

MIMEL is a U.K. incorporated entity authorized and regulated by the Financial Conduct Authority and the SEC.   includes The Macquarie Investment Management Fixed Income and Currency team located in the U.K. forms part of MIMEL. The team includes three portfolio managers with responsibility, in conjunction with team members in other locations, for the day to day management of Macquarie's global bond assets totaling AUD$___ million in assets as of _______.

2.	MIMGL

MIMGL is an Australian incorporated entity with an Australian Financial Services License and is registered with the SEC.

MIMGL provides investment advisory services for mandates managed across a range of asset classes.  Macquarie Fixed Income and Currency (MFIC) forms part of MIMGL and is the team responsible for managing cash, fixed income, currency and derivatives mandates.  The MFIC team has been managing fixed income assets since 1980, launching Australia's first cash management trust. MFIC now manages approximately AUD$___ billion as of _____across cash, credit, fixed interest, and currency for a range of Australian and international clients.

Benefits of the Proposed Sub-Advisory Agreements
The Board considered the following benefits in approving the sub-advisory agreements:

•
The fixed income teams within MIMEL and MIMGL have developed effective global research resources which have assisted them with generating a strong track record and delivering attractive risk-adjusted outcomes for their clients in their global credit and income based strategies.  Utilizing the investment expertise and experience of DMC's affiliates located in London and Sydney will provide DMC with more comprehensive investment resources to use in its management of the Fund.

•
potential to attract additional assets in the Fund.  Many of the Fund's competitors have access to ex-U.S. affiliates in connection with their management of similar strategies.  Access to its ex-U.S. affiliates may assist DMC with attracting assets and make the Fund more competitive.  Operating as part of a global investment team will provide DMC with 24 hour  coverage of global markets and enhance its investment process.

•
as MIM's Fixed Income Group becomes a single global team, it will manage all fixed income products across the three locations in a consistent manner and have greater access to information in real time worldwide.

The costs of the services to be provided
The proposed Sub-Advisory Agreements do not provide for DMC or the Fund to pay for the services of MIMEL or MIMGL.  The fees to be charged under the Sub-Advisory Agreements are set at zero (0).  If and when DMC desires to utilize additional services from MIMEL and MIMGL, such as discretionary portfolio management and trading, DMC will seek approval from the Fund's Board for any sub-advisory fees to be charged. Sub-advisory fees will not be paid from Fund assets but will be paid for by DMC, so there will be no increase in Fund expenses for shareholders even in the event fees are charged in the future.

With no fees to be charged under the proposed sub-advisory agreements, the Board recognized that the Fund may benefit from the additional investment resources with no associated costs.  Because no fees will be charged, no profits are to be realized by MIMEL and MIMGL from their relationship with the Fund, and comparisons of the fees and services to be provided under the contract as well as economies of scale are not relevant.
Regulatory requirements
Under the 1940 Act, the definition of "investment adviser" is broad and encompasses the types of services anticipated to be provided by MIMEL and MIMGL.  Because MIMEL and MIMGL will be considered to be investment advisers, section 15 of the 1940 Act requires that DMC enter into sub-advisory agreements with those entities on behalf of the Fund. The 1940 Act requires that the Fund's shareholders approve the proposed sub-advisory agreements with MIMEL and MIMGL before the Trust enters into such agreements. However, the Trust may not be required to seek shareholder approval of the Fund's sub-advisory agreements in the future if Proposal 1 is approved. If approval is obtained, DMC would be permitted to enter into sub-advisory agreements with sub-advisers approved by the Board, subject to certain conditions, but without the requirement of seeking shareholder approval.

In the event shareholders approve the proposal, MIMEL and MIMGL would begin providing services to the Fund as soon as the first quarter of 2018, following updates to the Fund's prospectus.
Quorum and Required Vote
A "Quorum" is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.
Provided that Quorum requirements have been satisfied, Proposal 2 must be approved by a 1940 Act Majority (defined below) vote of the outstanding voting securities of Delaware Extended Duration Bond Fund.
A "1940 Act Majority" of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.
If Proposal 2 is not approved by shareholders of Delaware Extended Duration Bond Fund, the Board will meet with DMC to review what further action should be taken.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DELAWARE EXTENDED DURATION BOND FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

PROPOSAL 3:  AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO LENDING
(MACQUARIE LARGE CAP VALUE PORTFOLIO AND
DELAWARE TAX-FREE NEW YORK FUND ONLY)
Introduction to Proposal 3
This proposal relates solely to shareholders of Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund. The Funds each have a fundamental investment restriction related to making loans. The current restrictions related to loans are more limited in scope than what is required by the 1940 Act, and in their current form, the restrictions prohibit certain lending activities that are otherwise permissible for the Funds, including interfund borrowing and lending (which would in addition require exemptive relief from the SEC). The proposed changes to the restriction related to loans expand the scope of lending activities that the Funds could engage in, enabling the Funds to accommodate industry and market developments, as well as providing additional liquidity resources.

Under the 1940 Act, fundamental investment restrictions may only be changed with shareholder approval. The proposed changes to the fundamental investment restriction related to lending are shown below:

Current Language	Proposed Language
Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The Fund may not make personal loans or
loans of its assets to persons who control or are
under common control with the Fund, except
as the Investment Company Act of 1940, as
amended ("1940 Act"), any rule or order
thereunder, or Securities and Exchange
Commission ("SEC") staff interpretation
thereof, may permit. This restriction does not
prevent the Fund from, among other things,
purchasing debt obligations, entering into
repurchase agreements, loaning its assets to
broker-dealers or institutional investors, or
investing in loans, including assignments and
participation interests.

DMC's ability to manage a Fund's assets in a changing investment environment may be enhanced by modifying and modernizing unnecessarily restrictive or outdated fundamental investment restrictions. The proposed changes to the fundamental investment restriction related to loans will provide greater investment management flexibility to respond to market, industry, regulatory, or technical innovations.

In addition, the proposed changes to the restriction would permit the Funds to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow one Delaware Fund to temporarily lend cash to another Delaware Fund, subject to certain requirements. An interfund borrowing and lending program may provide the opportunity for a borrowing fund to pay a lower interest rate than would be typically available from a bank, and a lending fund to receive an interest rate higher than what could be expected typically from investing cash in short term instruments for cash management purposes. Interfund lending could provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. For example, interfund lending could provide a borrowing fund with significant savings at a time when the cash position of the borrowing fund is insufficient to meet temporary cash requirements in situations where shareholder redemptions exceed expected volumes and a fund has insufficient cash on hand to satisfy such redemptions.

In 2015, Delaware Funds by Macquarie conducted a complex-wide shareholder meeting at which shareholders for all the funds except Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund (collectively, the "Funds") approved the proposed changes to the restriction to permit interfund borrowing and lending.   DMC has not pursued SEC approval of an exemptive application, but the Board believes that it will benefit the Funds to provide for consistent authority across the Delaware Funds by Macquarie complex.  Such consistency is anticipated to provide operational and compliance benefits for the Funds and could also be beneficial in future transactions, such as mergers between funds within the complex.

If the Funds receive shareholder approval to amend the fundamental investment restriction, as well as exemptive relief from the SEC, the Funds may revise their existing credit facility with a consortium of banks for the credit line to allow for interfund lending.

Quorum and Required Vote
A "Quorum" is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.
Provided that Quorum requirements have been satisfied for a Trust, to become effective with respect to a particular Fund in that Trust, Proposal 3 must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Fund.
A "1940 Act Majority" of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.
The approval of Proposal 3 by the Macquarie Large Cap Value Portfolio or the Delaware Tax-Free New York Fund is not contingent on the approval of Proposal 3 by the other

Fund. If Proposal 3 is not approved by shareholders of a Fund, the current fundamental investment limitation regarding making loans will remain in effect for that Fund.
FOR THE REASONS DISCUSSED ABOVE, THE BOARDS OF
 MACQUARIE LARGE CAP VALUE PORTFOLIO AND DELAWARE TAX-FREE NEW YORK FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL 3.

VOTING INFORMATION
How will shareholder voting be handled?
Only shareholders of record of the Funds at the close of business on December 15, 2017 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement.  Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  If sufficient votes to approve a Proposal for a Fund are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned for that Fund or for that Proposal, and the Fund may also call the vote on some Proposals but adjourn with regard to other Proposals, to permit further solicitations of proxies.  The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting.  A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund.  The Meeting may also be adjourned by the Chairperson of the Meeting.
Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting.  Abstentions are considered as shares present at the Meeting but are not considered votes cast.  As a result, abstentions will have the same effect as a vote "Against" the Proposals requiring a "1940 Act Majority," but will have no effect on Proposals requiring a plurality or majority of votes cast.
How do I ensure my vote is accurately recorded?
You may attend the Meeting and vote in person.  You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet.  If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting in accordance with your voting instructions by the persons appointed as proxies.  A proxy card is, in essence, a ballot.  If you sign and date the proxy card but give no voting instructions, your shares will be voted in for the Proposals.  Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.
May I revoke my proxy?
You may revoke your proxy at any time for a Fund before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote in person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.
What other matters will be voted upon at the Meeting?
The Boards do not intend to bring any matters before the Meeting other than as described in this Proxy Statement.  Because the Meeting is a special meeting, the Boards do not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.
Who is entitled to vote?
Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement.  The table in Appendix [C] shows as of [RECENT PRACTICABLE DATE], as to each of the Funds, the number of shares outstanding.
What is the Quorum requirement?
A "Quorum" is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for a particular Fund means one-third (33⅓%) of the shares of that Fund that are entitled to vote at the Meeting, present in person or represented by proxy.  Please refer to each Proposal for the applicable voting standard.
Who will pay the expenses of the Meeting?
For Proposal 1 and 2, DMC will pay the cost of the proxy preparation, mailing and solicitation. For Proposal 3, each Fund will bear its proportionate cost of the proxy preparation, mailing and solicitation, and costs will be generally allocated equally across the Funds.
The Funds have engaged Computershare Fund Services ("Computershare") to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $45,000 for Proposal 3.  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.  The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.
What other solicitations will be made?
This proxy solicitation is being made by the Boards for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.
In addition to solicitations by mail, officers and employees of the Trusts, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews.  The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.
As the Meeting date approaches, you may receive a telephone call from a representative of Computershare if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder's full name and address, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited matches the information previously provided to Computershare, then the Computershare representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder's instructions on the Proposals.  Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  Computershare will record the shareholder's instructions on the card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.
Why did my household receive only one copy of this Proxy Statement?
Unless you have instructed the Funds not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a "Household"), even if more than one shareholder in a Household is a Fund shareholder of record.  If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker/dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds by regular mail to Attention: Shareholder Services, P.O. Box 9876, Providence,  RI 02940-8076, by overnight courier service to 4400 Computer Drive, Westborough, MA 01581-1722, or by calling toll-free 800 523-1918.
How do I submit a shareholder proposal for inclusion in a Trust's proxy statement for a future shareholder meeting?
The governing instruments of the Trusts do not require that the Funds hold annual meetings of shareholders.  Each Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund.  Each Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders.  The Trusts' governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of the Board, or the President of the Trust.
Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board's solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder's proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board's solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Trusts, David F. Connor, at the address of the Funds given above.
How may I communicate with the Boards?
Shareholders who wish to communicate to the Boards may address correspondence to Thomas L. Bennett, Board Chair, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103.  Shareholders may also send correspondence to the Coordinating Trustee, or any individual Trustee, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103.  Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).
MORE INFORMATION ABOUT THE FUNDS
Transfer Agency Services. Delaware Investments Fund Services Company ("DIFSC"), an affiliate of DMC, located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Funds' shareholder servicing, dividend disbursing, and transfer agent (the "Transfer Agent") pursuant to a Shareholder Services Agreement. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Funds. The Transfer Agent's compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

BNY Mellon Investment Servicing (US) Inc. ("BNYMIS"), 480 Washington Boulevard, Jersey City, NJ 07310, provides subtransfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds' transfer agency expenses.
Fund Accountants.  The Bank of New York Mellon ("BNY Mellon"), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds' NAVs and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.
DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds' pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds by Macquarie on a relative NAV basis.
Distribution Services. Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Funds' shares. The Distributor is an affiliate of DMC. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust.
[No Fund paid any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Funds, DMC, DDLP, or DIFSC during the Fund's most recently completed fiscal year.]
PRINCIPAL HOLDERS OF SHARES
As of [RECENT PRACTICABLE DATE], the officers and Trustees of the Trusts, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof, except as noted in Appendix [d].
To the best knowledge of the Trusts, as of [RECENT PRACTICABLE DATE], no person, except as set forth in Appendix [E], owned of record 5% or more of the outstanding shares of any Fund.  Except as noted in Appendix [E], the Trusts have no knowledge of beneficial ownership of 5% or more of the outstanding shares of any class of any Fund.
APPENDICES TO
 PROXY STATEMENT
APPENDIX A – FORM OF PROPOSED SUB-ADVISORY AGREEMENT BETWEEN DMC AND MIMEL
APPENDIX B – FORM OF PROPOSED SUB-ADVISORY AGREEMENT BETWEEN DMC AND MIMGL
APPENDIX C – NUMBER OF SHARES OF EACH FUND OUTSTANDING
APPENDIX D — 1% SHARE OWNERSHIP

APPENDIX E  — 5% SHARE OWNERSHIP

APPENDIX A – FORM OF SUB-ADVISORY AGREEMENT BETWEEN DMC AND MIMEL

APPENDIX B – FORM OF SUB-ADVISORY AGREEMENT BETWEEN DMC AND MIMGL

APPENDIX C – NUMBER OF SHARES OF EACH FUND OUTSTANDING
AS OF [__________]

Fund Name	Class	Shares Outstanding
Delaware Extended Duration Bond Fund	A
Delaware Extended Duration Bond Fund	C
Delaware Extended Duration Bond Fund	I
Delaware Extended Duration Bond Fund	R
Delaware Tax-Free New York Fund	A
Delaware Tax-Free New York Fund	C
Delaware Tax-Free New York Fund	I
Macquarie Large-Cap Value Portfolio

APPENDIX D — 1% SHARE OWNERSHIP
As of [____________], the officers and Trustees of the Trusts, as a group, owned 1% or more of the outstanding voting shares of the following Funds and classes:
Fund	Class	Percentage

APPENDIX E — 5% SHARE OWNERSHIP
The following table shows, as of [____________], the accounts of each class of each Fund that own of record 5% or more of such class.
Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

MACQUARIE

Delaware Funds℠ by MACQUARIE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated above to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, March 7, 2018 at 3:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint special meeting of shareholders and specifically as indicated on the reverse side of this proxy card. **Please refer to the Proxy Statement for a discussion of these matters.**

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

DED_29476_011018

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Shareholders Meeting to Be Held on March 7, 2018. The Proxy Statement for this meeting is available at: www.delawarefunds.com/proxy

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals

		FOR	AGAINST	ABSTAIN
1.	To approve the implementation of a new "manager of managers" order.	☐	☐	☐
2.	To approve sub-advisory agreements between the Delaware Management Company and each of Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

608999900109999999999

xxxxxxxxxxxxxx DDF 29476 M xxxxxxxx +

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

MACQUARIE

Delaware Funds™ by MACQUARIE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated above to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, March 7, 2018 at 3:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint special meeting of shareholders and specifically as indicated on the reverse side of this proxy card. **Please refer to the Proxy Statement for a discussion of these matters.**

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

DTF_29476_011018

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Shareholders Meeting to Be Held on March 7, 2018.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/proxy

Please detach at perforation before mailing

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals

	FOR	AGAINST	ABSTAIN
1. To approve the implementation of a new "manager of managers" order.	☐	☐	☐
3. To revise the fundamental investment restriction relating to lending.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

608999900109999999999

xxxxxxxxxxxxxx DTF 29476 M xxxxxxxx +

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

MACQUARIE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated above to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, March 7, 2018 at 3:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint special meeting of shareholders and specifically as indicated on the reverse side of this proxy card. **Please refer to the Proxy Statement for a discussion of these matters.**

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

MLC_29476_011018

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Shareholders Meeting to Be Held on March 7, 2018. The Proxy Statement for this meeting is available at: www.macquarieim.com/proxy

Please detach at perforation before mailing

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals

	FOR	AGAINST	ABSTAIN
1. To approve the implementation of a new "manager of managers" order.	☐	☐	☐
3. To revise the fundamental investment restriction relating to lending.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

608999900109999999999

xxxxxxxxxxxxxx MLC 29476 M xxxxxxxx +